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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


     As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into Barrett Resources Corporation's previously filed Registration Statements on Form S-3, File Nos. 333-16229 and 333-12251 and on Form S-8, File Nos. 333-29669, 333-18311, 333-
02529, 33-61097 and 33-52813.


                                          ARTHUR ANDERSEN LLP

Denver, Colorado
February 26, 1998